SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): December 17, 2002


                        PINNACLE WEST CAPITAL CORPORATION
             (Exact name of registrant as specified in its charter)


          Arizona                      1-8962                   86-0512431
(State or other jurisdiction        (Commission               (IRS Employer
      of incorporation)             File Number)          Identification Number)


400 NORTH FIFTH STREET, P.O. BOX 53999, PHOENIX, ARIZONA          85004
         (Address of principal executive offices)               (Zip Code)


                                 (602) 250-1000
              (Registrant's telephone number, including area code)


                                      NONE
          (Former name or former address, if changed since last report)

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)  Exhibits.

     The Registrant hereby files the following Exhibits to its Registration Statements on Form S-3 (Nos. 333-52476 and 333-101457), which were declared effective on January 11, 2001 and December 5, 2002, respectively.

     EXHIBIT NO.                DESCRIPTION
     -----------                -----------
        1.3 Underwriting Agreement, dated December 17, 2002, in connection with the offering of up to 6.555 million shares of Common Stock.

        4.19             Specimen of Common Stock Certificate.

        5.1              Opinion of Snell & Wilmer L.L.P.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        PINNACLE WEST CAPITAL CORPORATION
                                        (Registrant)



Dated: December 20, 2002                By: Barbara M. Gomez
                                            ------------------------------------
                                            Barbara M. Gomez
                                            Treasurer

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